ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses And Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Payables and Accruals [Abstract]
Deposits	¥ 152,440		¥ 314,050
Accrued expenses	663,979		467,032
Others	58,211		14,877
Accrued expenses and other current liabilities	¥ 874,630	$ 125,071	¥ 795,959